Low Cost Producer Autumn 2013 Profitable Growth • Smart Investments • Up-Cycle Tailwinds • Favorable Secular Trends • Low-Cost Advantages • Healthy Balance Sheet Exhibit 99.1

Forward Looking Statement

forward-looking statement to reflect future events or changes in the Company's expectations.
      This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E
of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the
Company's belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; the fact that our products are commodities and that prices for our products are subject to material fluctuation due to market conditions and other factors beyond our control; availability of raw materials; changes in energy costs including, without limitation, natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute announced capacity expansions; difficulties and delays in the development of new business lines; governmental regulation and changes in governmental and public policy (including, without limitation, climate change regulation);possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions specific to any one or more of the Company’s markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; general economic conditions;
and interest rates.  For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas and oil) could affect the revenues and operating earnings of our operations.  In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's result of operations. With respect to our acquisition of the Acquired Assets as described in this press release, factors, risks and uncertainties that may cause actual events and developments to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that we may not be able to integrate the Acquired
Assets in an efficient and cost-effective manner with our other assets and operations, the possible inability to realize synergies or other expected benefits of the transaction, the possibility that we may incur significant costs relating to transition or integration activities or repair and maintenance of the Acquired Assets, the discovery of undisclosed liabilities associated with the business, the need to repay the indebtedness incurred to fund the acquisition and the fact that increased debt may limit our ability to respond to any changes in general economic and business conditions that occur after the acquisition. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, and the Company’s Quarterly Report on
Form 10-Q for the fiscal quarter ended June 30, 2013.  These reports are filed with the Securities and Exchange Commission. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time.  The Company undertakes no duty to update any

Eagle Materials Business Definition
Minerals-Based Commodity Products
Infrastructure
and Related
Construction Materials
Residential
and Commercial
Construction Materials
Strategy Emphasis Now
Key Demand Drivers
Competitive Advantage
Innovation Focus
Asset Optimization
Cyclical Recovery
Cost Position
Profitable, High-Returning Growth
Secular and Cyclical Growth
Oil Well
Cement
Frac
Sand
Construction
Cement
Aggregates
and Concrete
Gypsum
Wallboard
Gypsum
Paperboard
Cost Position
Scarcity

Extension of Low Cost Producer Positions
Energy
Industry
Materials

Eagle Materials Low Cost Producer Focus
Minerals-Based Commodity Products
Infrastructure
and Related
Construction Materials
Residential
and Commercial
Construction Materials
Strategy Emphasis Now
Key Demand Drivers
Competitive Advantage
Innovation Focus
Oil Well
Cement
Frac
Sand
Construction
Cement
Aggregates
and Concrete
Gypsum
Wallboard
Gypsum
Paperboard
Cost Position
Scarcity

Extension of Low Cost Producer Positions
Asset Optimization
Cyclical Recovery
Cost Position
Energy
Industry
Materials
Profitable, High-Returning Growth
Secular and Cyclical Growth

Multiple Sources of Cost Advantage
Lowest Cost Position is Important in a Commodity Industry
Operational Execution
Low-Cost Focused Innovation
Technology and Engineering
Eagle
Cost
Advantages
EXP
Industry

Sustained Innovation Focus on Cost Reduction
Across Every Aspect of the Business System
Inputs
Waste Overhead
• Proximity of
raw materials
• Unique
technologies
• Material and
energy usage
• Mining
innovations
• Manufacturing
innovations
• Logistics
innovations
• Process
control
• Product line
focus
• Maintenance
disciplines
• Simple
systems
• Low staffing
requirements
• No frills only
necessities
Processing
Process Management
Smart Design and Scale
Sustained Maintenance
Significant, Sustained and
Proven Cost Advantages

Our Low Cost Producer Strategy
Is Closely Aligned with Our Sustainability Objectives
Strategy Objective Sustainability Result
Less
waste
Reduced cost
Responsible use of
resources
Less energy
used
Reduced cost
Smaller
environmental footprint
Less mineral
resource used
Reduced cost
Greater
conservation
Less water
used
Reduced cost
Lower energy
requirements
More recycled
resource use
Reduced cost
Beneficial use of
waste streams

Shareholder Value Creation Track Record - TSR
Some Say “The Best Predictor of Grades is Grades”
1-Year
3-Year
Since
Inception
(April 15, 1994)
Source:  Longnecker & Associates.   All measures are as of 3/31/13 fiscal year end.   Direct Peers: Martin Marietta, Texas Industries Inc., USG Corp., Vulcan Materials
Industry Peers: Martin Marietta, Texas Industries Inc., USG Corp., Vulcan Materials, Titan Cement Co. S.A., CRH, Buzzi Unicem S.p.A., Holcim Ltd., HeidelbergCement
AG, Lafarge S.A., Cementos Bio-Bio S.A., Cementos Portland Valderrivas, Cemex S.A.B. de C.V., Italcementi S.p.A., Cementos Argos S.A., Headwaters Incorporated

0%
100%
200%
0%
50%
100%
0%
1000%
2000%
Eagle Materials Direct Peers
(median)
Industry Peers
(median)

Eagle Materials Business Definition
Minerals-Based Commodity Products
Infrastructure and
Related
Construction Materials
Residential and
Commercial
Construction Materials
Strategy Emphasis Now
Key Demand Drivers
Competitive Advantage
Innovation Focus
Oil Well
Cement
Frac
Sand
Aggregates
and Concrete
Gypsum
Wallboard
Gypsum
Paperboard

Construction
Cement
Extension of Low Cost Producer Positions
Asset Optimization
Cyclical Recovery
Cost Position
Profitable, High-Returning Growth
Secular and Cyclical Growth
Cost Position
Scarcity
Energy
Industry
Materials

A Central US Cement System
New Cement Plants “Filled in a Missing Puzzle Piece”
• Kansas City and
Tulsa cement plant
acquisitions (Nov.
30, 2012) link
east-to-west and
central-to-south
• Heartland focus
also limits impact
of imports
Acquired Cement Terminals
Eagle Cement Terminals
Eagle Cement Plants
Acquired Cement Plants

Mountain
Cement
Nevada
Cement
Illinois
Cement
Kansas City, MO
Tula, OK
Texas
Lehigh
Cement
(50/50 JV)
Houston
Cement
Terminal

System Scale
Recent Acquisitions Increased Cement Capacity by 60%
Texas Lehigh (50%) 700
Illinois Cement 1,100
Mountain Cement 700
Nevada Cement 550
Central Plains Kansas City 1,150
Central Plains Tulsa 700
Total 4,900
Cement Short Tons Capacity (000)

US Cement Consumption Outlook
Million Metric Tons
Source:  Portland Cement Association
US Capacity
• New capacity --
and capacity
expansion -- is
constrained for
the foreseeable
future
• Some  existing
capacity may be
closed by 2015
due to NESHAP
compliance
• Imports will be
required again
to meet demand
regardless

0
30
60
90
120
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Non-Residential
Governmental
Residential

EPA Regulatory Developments
Final Rule Issued – Extension Granted
On
February 12, 2013
the EPA published the final rule amending
• National Emission Standards for Hazardous Air Pollutants
(NESHAP) for the Portland Cement Manufacturing Industry
• New Source Performance Standards (NSPS) for Portland
Cement Plants
Existing Facilities
•
Compliance deadlines September
New Facilities
•
Standards continue to apply
to all sources which
commenced construction or reconstruction after May 6, 2009

extended until
2015

EPA Regulatory Developments
Standards Tough to Meet, Will Chill New Capacity Addition
Pollutant
Existing Source
Standard
New Source
Standard
Particulate Matter 0.07 lb/ton clinker 0.02 lb/ton clinker
Mercury 55 lb/MM tons clinker 21 lb/MM tons clinker
Nitrogen Oxide
3.5 -10 lb/ton clinker
(varies)
1.5 lb/ton clinker
Sulfur Oxide
1.2-5.0 lb/ton clinker
(varies)
0.4 lb/ton clinker
Total Hydrocarbons 24 ppm 24 ppm
Hydrogen Chloride 3 ppm 3 ppm
Organic Air Pollutants 12 ppm 12 ppm
Standards for
new sources
are challenging
to meet
individually --
and as a set of
standards
compliance
may be not be
economically or
even
technologically
feasible

Concrete/Cement Value Proposition
In Relation to Asphalt, the Leading Substitute
• Historically
• Asphalt is used over 85% of the time in US highway and road construction, and this has been the case over many decades
• Life cycle costs have always favored concrete over asphalt
• Now initial costs per mile as well as life cycle costs favor concrete, driven by escalation in asphalt bitumen input costs (oil driven)
• The cost cross-over point favoring concrete over asphalt occurred in 2008 but has been masked by the recession and long-standing historical practices
• Concrete has, in fact, been gaining share over asphalt since 2008
• Outlook is for a further strengthening of the concrete/cement value proposition
• More rapid share gains for concrete are expected as the cost and performance advantages of concrete increase, as cost benefits are broadly understood, and as use adaptations occur initial costs per construction mile have favored asphalt over concrete

Life Cycle Analysis Favors Concrete
Pavement Life Expectancy (Before Reconstruction is Required)
Asphalt
Average:
13.6 Years
Concrete
Average:
29.3 Years
Source: PCA Highway Report 15
0
5
10

20
25
1-
5
6-10
Years
11-15
Years
16-20
Years
21-30
Years
31-50
Years
Asphalt
Concrete
Years

Asphalt Production Costs Linked to Oil/Bitumen
Asphalt Costs Diverging from Historical Relationship with Concrete
Ready Mix PPI
Dec 1984 =100
Asphalt PPI
Dec 1984 =100
Crude Oil
$/Barrel
Sources: US Department of Labor, International Monetary Fund 16
$0
$50
$100
$150
$200
$250
$300
0
100
200
300
Dec-84 Dec-90 Dec-96 Dec-02 Dec-08

Concrete Share Has, In Fact, Been Growing
Growth Since 2008 Has Been Masked by the Recession
Concrete Share of Highway Paving Volume
Source: PCA June 2012, Oman Data Systems
Long-Term Average 14.4%

13.3%
12.1%
15.5%
16.2%
17.5%
8%
13%
18%
2007 2008 2009 2010 2011

Outlook and Strategic Implications
A Game Changer for Cement and Asphalt
• The price of asphalt is expected to continue to diverge from the price of concrete as oil price inflation remains higher than the cost inflation of the fuels used in producing cement (e.g., petcoke, shale gas)
• High oil prices have also driven refineries to invest in cokers to extract more high grade products from crude -- this has meant less production of bitumen and more production of
petcoke,
further extending the gap
• Petroleum coke is a low-value solid by-products of the oil refining industry and this is reflected in pricing -- decisions about production levels tend not to be made on the markets for petroleum coke; it is a waste recovery by-product “priced to move”
rather than to store
• Competition from concrete will limit asphalt’s ability to pass on costs
• Well-positioned cement producers should enjoy increasing advantages

PCA Projected Initial Bid Paving Costs
Per Two Lane Road Mile - Urban
Concrete
Asphalt
Parity achieved in Fiscal 2009
Bid costs do not consider life-cycle costs – which further favors concrete

$200
$400
$600
$800
$1,000
$1,200
2003 2005 2007 2009 2011 2013 2015

Eagle Materials Business Definition
Minerals-Based Commodity Products
Strategy Emphasis Now
Key Demand Drivers
Competitive Advantage
Innovation Focus
Asset Optimization
Cyclical Recovery
Cost Position
Profitable, High-Returning Growth
Secular and Cyclical Growth
Extension of Low Cost Producer Positions
Cost Position
Scarcity

Infrastructure and
Related
Construction Materials
Residential and
Commercial
Construction Materials
Oil Well
Cement
Frac
Sand
Construction
Cement
Aggregates
and Concrete
Gypsum
Wallboard
Gypsum
Paperboard
Energy
Industry
Materials

Close Relationship of End-Uses
Oil Well Cement and Now Frac Sand
Important elements
for unlocking energy
in the shale plays
•
Specialty oil well
cement
for casing
wells
• Special purpose
frac sand
to keep
the fractures
“propped open”

Shifting the Cement Product Mix to Oil Well Cement
A Company Priority

• Very few US cement producers have
the capability, know-how, permits or
customer relationships required to
effectively produce and market
specialty oil-well cement, especially
Class H, the grade used in the most
demanding casing applications
• The alternative for oil services
companies is to apply additives to
more conventional grade cement to
achieve similar results – this can be
more costly and less predictable
Eagle has been
the pre-eminent
US producer of oil
well cement for
decades
Strong value
proposition for
Eagle and a key
profit growth
opportunity

Oil Well Cement Strategic Directions
A Mutually Reinforcing Growth Opportunity with Frac Sand
Eagle Plant
Current
Production
Proportion
Target
Production
Proportion
Key
Cement
Grades
Target
Shale
Plays
Texas
Lehigh
~ 50% > 50% Class H Eagle Ford
Mature
capability
Mountain
~ 25% > 25% Class G Niobrara
Mature
capability
Illinois
0% > 25%
Class G
and H
Utica
Now
proven
Tulsa
4% > 50%
Class C
and H
Miss. Lime,
Ardmore
Acquired,
now proven
Kansas
City
0% > 25%
Class G
and H
Anadarko,
Bakken
Acquired,
feasible

Plant
Capability
Status

Increasing
drilling activity
should
continue to
drive growth in
cement
consumption
South Texas
represents
~15-20% of US
oil well cement
spend
Eagle Ford – Cement Consumption Outlook
Continued Growth is Expected

2011 2012 2013 2014 2015
Estimated Annual Oil Well Cement Demand
and Outlook

Eagle Materials Business Definition
Minerals-Based Commodity Products
Infrastructure and
Related
Construction Materials
Residential and
Commercial
Construction Materials
Strategy Emphasis Now
Key Demand Drivers
Competitive Advantage
Innovation Focus
Asset Optimization
Cyclical Recovery
Cost Position
Profitable, High-Returning Growth
Secular and Cyclical Growth
Extension of Low Cost Producer Positions
Oil Well
Cement
Frac
Sand
Construction
Cement
Aggregates
and Concrete
Gypsum
Wallboard
Gypsum
Paperboard
Cost Position
Scarcity

Energy
Industry
Materials

Frac Sand is a Natural, Close Adjacency for Eagle
Key Growth Opportunity and a Top Eagle Priority
Frac sand entry leverages Eagle’s existing
• Customer base (oil well cement)
• Owned distribution infrastructure that we
have repurposed (Corpus Christi port
terminal, proximate to Eagle Ford)
• Processing expertise (aggregates)
• Advantaged access to scarce northern
white sand resource
• Long-standing relationships (at Illinois
Cement) enabled acquisition of a 50-year
scale reserve deposit in Illinois
• Northern white sand is the preferred
proppant in oily plays -- and increasingly so
• Northern white sand deposits are not near
any shale plays, so logistics is a key
Opportunity to create a low-cost system

Northern Illinois
MN / WI
Small Universe of Areas in North America (and in the World)
Highest
Quality
Frac
Sand
Studies have shown geologic conditions creating these deposits are rare across the globe.
England deposits are played out, limited quality deposits in Poland, Asia/Pacific and Arabia have lower crush strengths – implies a relatively low sand import threat.
Geology is Destiny – Quality Scarcity
Dark Red Represents the Outcroppings of Quartz Sand ~ 500 Million Years Old

Sandstone Formation Section View Sandstone Closest to the Surface is Even Less Common 28

Key Northern White Sand Sources
Top Players Currently
Illinois (Top Quality)
~ 6 million tons capacity
1. US Silica
2. Unimin
3. Fairmount
Wisconsin (Top Quality)
~ 10 million tons capacity
1. Badger Mining
2. Unimin
3. Fairmount
4. EOG Resources
Minnesota (Top Quality)
~ 4 million ton capacity
• Unimin

Entrance to Eagle’s Illinois Mine Northern White Frac Sand Mine Preparation 30 Processing Construction

Corpus Christi Site Repurposed, Now Operational Third-Party Sand to Initialize Processing/Logistics Systems 31 Processing Construction

Growth in US Rig Activity, Oil and Gas
Spears and Associates Forecasts
Forecast
Forecast
Forecast
• The demands of the oily plays are a good fit with
our northern white sand
• Horizontal drilling is the most frac sand intensive

Unconventional Oil/Liquids Land Rig Count Outlook Key Shale Plays ~ 900 ~ 875 Total 840 33 0 50 100 150 200 250 2012 Average 2013E Average 2014E Average

Near-Term Oil and Gas Price Outlooks Relatively Stable According to Spears Forecasts, July 2013 Forecast Forecast 34

US Liquids-Focused Threshold Economics
Compelling After-Tax Rates of Return at Expected Oil Prices
Eagle Ford
Oil
Eagle Ford
Condensate
Mississippi
Lime
DJ
Niobrara
Granite
Wash
Bakken
Shale
Bakken
Parshall
10% $53.31 $51.53 $48.45 $59.30 $43.16 $62.86 $44.13
15% 60.99 64.49 59.90 68.23 56.17 71.48 51.59
20% 67.51 75.74 70.05 75.86 67.21 78.92 58.06
25% 73.23 85.70 79.17 82.56 76.82 85.53 63.79
Source: Simmons and Company, June 2013

North American Proppant Annual Consumption Annual million tons, estimated 36 17 27 34 36 46 0 10 20 30 40 50 2009 2010 2011 2012 2013

Estimated Available Supply and Demand
Million Tons
High Quality
White Sand
Inferior Sand
Types
2011 Tons
Industry
Capacity
2012 Tons
“Probable”
Year End Capacity
2013
Demand
Forecast
High quality northern white sand is increasingly the proppant of choice, especially in oily plays. The industry is relying on lower quality but more proximate sand types (as well as ceramics) to meet total demand.

0
10
20
30
40
50

Demand growth
over the next two
years is expected to
approximate our
newly installed
drying capacity at
Corpus Christi
Demand estimates
for 2013 range from
8 to 13 million tons
Eagle Ford – Proppant Demand
Growth is Expected

2011 2012 2013 2014 2015
Annual Proppant Demand Outlook

Eagle Materials Business Definition
Minerals-Based Commodity Products
Infrastructure and
Related
Construction Materials
Residential and
Commercial
Construction Materials
Strategy Emphasis Now
Key Demand Drivers
Competitive Advantage
Innovation Focus
Asset Optimization
Cyclical Recovery
Cost Position
Profitable, High-Returning Growth
Secular and Cyclical Growth
Extension of Low Cost Producer Positions
Oil Well
Cement
Frac
Sand
Construction
Cement
Aggregates and
Concrete
Gypsum
Wallboard
Gypsum
Paperboard
Cost Position
Scarcity

Energy
Industry
Materials

Eagle’s US Market and Production Locations
Wallboard
Paperboard
Gypsum, CO
700 MMSF
Albuquerque, NM
425 MMSF
Duke, OK
1,300 MMSF
Georgetown, SC
900 MMSF
Lawton, OK
350,000 tons
Bernalillo, NM
550 MMSF
Currently idled
Note: Design capacities here do not necessarily represent current operating rates (“effective capacity”). 40
Total Wallboard
4,425 MMSF

US Demand for Gypsum Wallboard Closely Linked with Housing 41 0 5 10 15 20 25 30 35 40 0 200 400 600 800 1,000 1,200 New Home Sales (000) BSF Gypsum Wallboard Shipments

Single-Family Housing Starts Outlook
Moody’s economy.com, SAAR in Millions
2005 2007 2009 2011 2013 2006
2008
2010
2012
2014 2015
Harvard Joint Center for Housing Studies “conservative” case:
16 million housing units needed 2010-20 (implies an average of
1.6 million/year -- household formations alone are 1.3 million)
Household Formations 2010-20
Gap

0.0
0.5
1.0
1.5
2.0

Latest Regional Recovery Outlooks -- Wallboard
Single Family Housing Starts, 2012Q4=1
2012 Relative
MSA Scale in
Starts
Source: Moody’s Economy.com, July 2013, Company analysis
Phoenix is expected to drive higher than
average growth ahead in this region
Areas like DFW and Denver
have already been on
the mend and are
starting from
“up the curve”

0
1
2
3
4
2013Q1 2014Q1 2015Q1 2016Q1
Duke, OK
Eagle, CO
Albuquerque
Georgetown
(Charleston, SC, Columbia, SC, Wilmington,
NC, Raleigh, NC, Charlotte, NC, Atlanta,
Jacksonville, FL, Savannah, GA MSA’s)
(Albuquerque, NM, Santa Fe, NM, Phoenix,
AZ  MSAs)
(DFW-Arlington, Oklahoma City, OK, Little
Rock, AR, Wichita Falls, TX, Wichita, KS MSA’s)
(Denver, Co, Boulder, Co, Cheyenne, WY, Salt
Lake, UT MSA’s)

Repair and Remodeling Outlook Harvard’s Outlook Suggests Growing Strength 44

Financial Discipline is a Key Enabler of Success An Eagle Hallmark Capital Structure Funding Strategy Use of Cash 45

Financial Summary
Profitable Performance Throughout the Cycle
Note: Dollars in millions. For fiscal years ending March 31.  Pro forma LTM periods include Acquired Assets.
(1)
(2)
Adjusted Revenues
(1)
Adjusted EBITDA
(2)

$501
$579
$699
$925
$994
$845
$695
$533
$537
$581
$889
$0
$200
$400
$600
$800
$1,000
$1,200
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
PF
$131
$141
$201
$289
$351
$220
$152
$123
$100
$105
$216
$0
$100
$200
$300
$400
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
PF
Includes our proportionate share of our JV’s revenues. Adjusted Revenues is a non-GAAP measure. See slides titled “Non-GAAP Reconciliation” in the Appendix. PF
Adjusted Revenues includes revenues for the Acquired Assets from April 1, 2012 through November 30, 2012 (Acquisition Date).
Adjusted EBITDA represents earnings before: (i) interest, taxes, depreciation and amortization; (ii) certain other non-cash or non-routine items; and (iii) acquisition costs and other overhead costs allocated to the Acquired Assets. Adjusted EBITDA is a non-GAAP measure. See slides titled “Non-GAAP Reconciliation” in the Appendix. PF Adjusted
EBITDA includes EBITDA for the Acquired Assets from April 1, 2012 through November 30, 2012 (Acquisition Date).

Eagle Evolution Since Peak of Last Cycle
Long-Standing Goal of Doubling Peak-to-Peak Earnings Power
1. One-third more productive capacity in place
Cement: Illinois expansion (additional 470,000 tons)
Wallboard: Ultra-efficient plant built in Georgetown
Paper: 350,000 ton capacity today (220,000 tons last peak)
2. Cement acquisitions increased capacity by 60% November 30, 2012
Two cement plants and related assets
3. Shift of cement product mix toward oil well and other specialties
Class H at Texas Lehigh was ~25% now over 50%
4. We believe that over time our frac sand opportunity has as much earnings contribution potential as does cement or wallboard

Capital Structure Net Debt-to-Cap 38% 35% 41% 40% Net Debt-to-Equity 62% 55% 70% 68% 3/31/11 3/31/12 3/31/13 6/30/13 48 $462 $473 $696 $725 $285 $260 $485 $491 $- $200 $400 $600 $800 Equity Net Debt

Debt Maturity Profile $9.5 $57.0 $8.0 $81.2 $36.5 Fiscal Years 49 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2014 2015 2016 2017 2018 2019 2020 2005 Senior Notes 2007 Senior Notes

Disciplined Use of Cash
$ Millions
Maintenance
Dividends
Growth and
Improvement
Share
Repurchases
Note: Issued 3.5 million shares in FY 13 pursuant to the Lafarge Acquisition Assets. 50
$0
$100
$200
$300
$400
$500
$600
FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13

Investment Summary
Eagle Materials
• Low cost producer
• Leading positions in attractive markets
• Now in early innings of the up-cycle
• Favorable secular demand trends, especially for cement and frac-sand
• Recently acquired assets have increased Eagle’s cement capacity by 60%
• Track record of sound strategic choices and superior operational execution
• Healthy capital structure and increasing capacity to fund growth

Non-GAAP Reconciliation 52

Non-GAAP Reconciliation
Adjusted EBITDA
$ million 3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12
PF
3/31/13
Net Income $   57.6 $   66.9 $ 106.7 $ 161.0 $ 202.7 $   97.8 $   41.8 $   29.0 $   14.8 $   18.7 $   57.7
Plus:
Taxes 29.0 35.2 51.4 80.1 101.6 46.6 20.4 10.3 1.9 3.2 26.4
Interest 9.6 3.8 3.3 6.3 5.4 21.1 28.9 21.5 16.5 16.6 15.8
DD&A 33.2 33.0 34.5 38.6 40.0 44.9 51.2 50.8 49.2 50.1 56.9
Other
Charges 1.4 2.2 5.5 3.2 1.8 9.7 9.8 11.0 17.9 15.9 14.9
Adjusted
EBITDA $ 131 $ 141 $ 201 $ 289 $ 351 $ 220 $ 152 $ 123 $ 100 $ 105 $ 171
Acquired Assets EBITDA for the eight months ended 11/30/12 (see attached) $   45
FY 2013 Pro Forma Total Adjusted EBITDA $ 216
Adjusted EBITDA represents earnings before (i) interest, taxes, depreciation and amortization, (ii) certain other non-cash or non-routine items, and (iii) acquisition costs and other overhead costs allocated to the Lafarge Target Business.  Adjusted
EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases and is used as a benchmark for evaluating the creditworthiness of particular issuers. Adjusted EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP.

Non-GAAP Reconciliation
Adjusted EBITDA
$ million
6 months ended
9/30/12
2 months ended
11/30/12
8 months
Acquired Assets Net Earnings $   5 $   4
Plus:
Taxes 3 3
Interest 1 1
DD&A 11 3
Overhead
Allocation
Adjustment 12 2
Acquired Assets EBITDA $   32 $   13 $   45
The following provides a reconciliation of the Acquired Assets EBITDA for the 8 months ended 11/30/12:

Non-GAAP Reconciliation
Adjusted Revenue
$ million 3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12
PF
3/31/13
Eagle $   429 $   503 $   617 $   860 $   918 $   748 $   599 $   468 $   462 $   495 $   643
Joint
Venture
(50%) 72 76 82 65 76 97 96 65 75 86 96
Total $   501 $   579 $   699 $   925 $   994 $   845 $   695 $   533 $   537 $   581 $   739
Acquired Assets Revenue for 8 months ended 11/30/12 (see attached) $   150
Pro Forma Total $   889

Non-GAAP Reconciliation
Adjusted Revenue
$ million
9 months ended
9/30/12
2 months ended
11/30/12
8 months
Acquired Assets Revenue $ 112 $ 38 $   150

The following provides a reconciliation of the Acquired Assets revenue for the 8 months ended 11/30/12:

MAJOR FACILITIES
GYPSUM WALLBOARD PLANTS
AMERICAN GYPSUM COMPANY
Albuquerque, New Mexico
Bernalillo, New Mexico
Gypsum, Colorado
Duke, Oklahoma
Georgetown, South Carolina
PAPERBOARD MILL
REPUBLIC PAPERBOARD
COMPANY LLC
Lawton, Oklahoma
LEGEND
CEMENT PLANTS
CEMENT TERMINALS
WALLBOARD PLANTS
WALLBOARD DISTRIBUTION YARDS
CONCRETE  OPERATIONS
AGGREGATES OPERATIONS
PAPERBOARD MILL
DALLAS HEADQUARTERS
MARYSVILLE
RENO (FERNLEY)
ALBUQUERQUE
BERNALILLO
AUSTIN (BUDA)
DALLAS
DUKE
LAWTON
LASALLE
GEORGETOWN
LARAMIE
GYPSUM
TULSA
KANSAS CITY, KS & MO
CONCRETE, AGGREGATES, SAND PLANTS
CENTEX MATERIALS LLC
Austin and Buda, Texas
MATHEWS READYMIX LLC
Marysville, California
TALON CONCRETE AND AGGREGATES LLC
Kansas & Missouri – 10 locations
WESTERN AGGREGATES LLC
Marysville, California
NORTHERN WHITE SAND COMPANY LLC
Corpus Christi, Texas
CEMENT PLANTS
CENTRAL PLAINS CEMENT
COMPANY LLC
Sugar Creek, Missouri
Tulsa, Oklahoma
ILLINOIS CEMENT COMPANY LLC
LaSalle, Illinois
MOUNTAIN CEMENT COMPANY
Laramie, Wyoming
NEVADA CEMENT COMPANY
Fernley, Nevada
TEXAS LEHIGH CEMENT
COMPANY LP
Buda, Texas
(50% joint venture)
SAND PLANT

Contact Information
Steve Rowley
President and CEO
(214) 432-2020
srowley@eaglematerials.com
Craig Kesler
Executive Vice President and CFO
(214) 432-2013
ckesler@eaglematerials.com
Bob Stewart
Executive Vice President, Strategy, Corporate Development and Communications
(214) 432-2040
bstewart@eaglematerials.com
Eagle Materials Inc.                             NYSE:  EXP     www.eaglematerials.com